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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2001

THE TITAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6035 (Commission File No.)	95-2588754 (IRS Employer Identification No.)

3033 Science Park Road
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 552-9500

Item 2.  Acquisition or Disposition of Assets.

    On November 27, 2001 The Titan Corporation ("Titan") completed its acquisition of all outstanding shares of common stock of BTG, Inc. ("BTG"), following a vote by BTG shareholders approving the transaction pursuant to an Agreement and Plan of Merger and Reorganization, dated as of September 19, 2001 (the "Merger Agreement"), by and among Titan, BTG and TT Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of Titan, on November 27, 2001. Pursuant to the Merger Agreement, Merger Sub was merged with and into BTG, with BTG being the surviving corporation (the "Merger"). As a result of the Merger, BTG became a wholly owned subsidiary of Titan.

    As a result of the transaction, the former shareholders of BTG will receive $2.5365 in cash per BTG share and 0.43578 shares of Titan common stock for each share of BTG common stock. This was based upon an exchange ratio of 0.5380, determined by the 15 consecutive trading day average of Titan common stock of $24.814, which ended on November 19, 2001.

    The Merger is intended to qualify as a tax-free reorganization and is being accounted for as a purchase. The description contained in this Item 2 of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 hereto.

Item 7.  Financial Statements and Exhibits.

(a)
Financial statements of business acquired.

    The unaudited condensed consolidated balance sheet of BTG as of September 30, 2001, the unaudited condensed consolidated statements of income and cash flows of BTG for the six months ended September 30, 2001 and the notes related thereto are included as Exhibit 99.1 hereto.

    The audited consolidated balance sheet of BTG as of March 31, 2001 and 2000, the audited consolidated statements of operations, stockholders' equity and cash flows of BTG for the years ended March 31, 2001, 2000 and 1999, and the notes related thereto and the related auditors' reports are included as Exhibit 99.2 hereto.

(b)
Pro forma financial information.

    The unaudited pro forma financial information as of September 30, 2001 and for the year ended December 31, 2000 and the nine months ended September 30, 2001 and the notes related thereto are included as Exhibit 99.3 hereto.

(c)
Exhibits.

    2.1  Agreement and Plan of Merger and Reorganization, dated as of September 19, 2001, by and among The Titan Corporation, TT Acquisition Corp. and BTG, Inc. (incorporated by reference to Exhibit 2.1 to the registrant's Registration Statement on Form S-4 (Registration No. 333-70912)).

    23.1  Consent of Deloitte & Touche LLP.

    23.2  Consent of KPMG LLP.

    99.1  The unaudited condensed consolidated balance sheet of BTG as of September 30, 2001, the unaudited condensed consolidated statements of income and cash flows of BTG for the six months ended September 30, 2001 and the notes related thereto are included as Exhibit 99.1 hereto.

    99.2  The audited consolidated balance sheet of BTG as of March 31, 2001 and 2000, the audited consolidated statements of operations, stockholders' equity and cash flows of BTG for the years ended March 31, 2001, 2000 and 1999, the notes related thereto and the related auditors' reports are included as Exhibit 99.2 hereto.

    99.3  The unaudited pro forma financial information as of September 30, 2001 and for the year ended December 31, 2000 and the nine months ended September 30, 2001 and the notes related thereto are included as Exhibit 99.3 hereto.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TITAN CORPORATION

Date: December 11, 2001	By:	/s/ MARK W. SOPP
Mark W. Sopp Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

    2.1  Agreement and Plan of Merger and Reorganization, dated as of September 19, 2001, by and among The Titan Corporation, TT Acquisition Corp. and BTG, Inc. (incorporated by reference to Exhibit 2.1 to the registrant's Registration Statement on Form S-4 (Registration No. 333-70912)).

    23.1  Consent of Deloitte & Touche LLP.

    23.2  Consent of KPMG LLP.

    99.1  The unaudited condensed consolidated balance sheet of BTG as of September 30, 2001, the unaudited condensed consolidated statements of income and cash flows of BTG for the six months ended September 30, 2001 and the notes related thereto are included as Exhibit 99.1 hereto.

    99.2  The audited consolidated balance sheet of BTG as of March 31, 2001 and 2000, the audited consolidated statements of operations, stockholders' equity and cash flows of BTG for the years ended March 31, 2001, 2000 and 1999, the notes related thereto and the related auditors' reports are included as Exhibit 99.2 hereto.

    99.3  The unaudited pro forma financial information as of September 30, 2001 and for the year ended December 31, 2000 and the nine months ended September 30, 2001 and the notes related thereto are included as Exhibit 99.3 hereto.

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Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX